                                                                    EXHIBIT 10.1

                               LOGICVISION, INC.
                      1994 FLEXIBLE STOCK INCENTIVE PLAN

    1.  Establishment. Purpose, and Definitions.
        ----------------------------------------

    (a) There is hereby adopted the 1994 Flexible Stock Incentive Plan (the "Plan") of LogicVision, Inc. (the "Company").

    (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in paragraph 4, below) can acquire Common Stock of the Company (the "Stock"). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options"). The Plan also provides for the sale or bonus of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates. Finally, the Plan authorizes the grant of stock appreciation rights ("SARs"), either separately or in tandem with stock options, entitling holders to cash compensation measured by appreciation in the value of the Stock.

    (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

    2.  Administration of the Plan.
        ---------------------------

    (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). The Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). None of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (i) the Plan or (ii) any other plan of the Company or its Affiliates under which the participants are entitled to acquire Stock (including restricted Stock), stock options, stock bonuses, related rights or stock appreciation rights of the Company or any of its Affiliates, other than pursuant to transactions in any such other plan which do not disqualify a director from being a disinterested person under Rule 16b-3. The limitations set forth in this Section 2(a) shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at

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which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee.

    (b) The Committee shall determine which eligible individuals (as in paragraph 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

    (c) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect the Optionee's rights under an outstanding option shall not be made without the Optionee's written consent. The Committee may, with the Optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.

    (d) The Committee shall also, determine which eligible individuals (as defined in paragraph 4, below) shall be issued Stock or SARs under the Plan, the timing of such grants, the terms thereof (including any restrictions), and the number of shares or SARs to be granted. The Stock shall be issued for such consideration (if any) as the Committee deems appropriate. Stock issued subject to restrictions shall be evidenced by a written agreement (the "Restricted Stock Purchase Agreement" or the "Restricted Stock Bonus Agreement"). The Committee may amend any Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement, but any amendment which would adversely affect the shareholder's rights to the Stock shall not be made without his or her written consent.

    (e) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

    (f) Without limitation of the foregoing, the Committee shall have the right, with the Optionee's consent, to accelerate the exercise date of any options issued pursuant to the Plan or terminate the restrictions applicable to any stock issued pursuant to the Plan.

    3.  Stock Subject to the Plan.
        --------------------------

    (a) An aggregate of not more than 5,438,000 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the Optionee and will thereafter not be available under the Plan.

    (b) If there is any change in the Stock subject to the Plan, an Option Agreement, a Restricted Stock Purchase Agreement, a Restricted Stock Bonus Agreement, or a SAR Agreement through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind and price per share of shares subject to the Plan, an Option Agreement, a Restricted Stock Purchase Agreement, a Restricted Stock Bonus Agreement, or a SAR Agreement.

    4.  Eligible Individuals. Individuals who shall be eligible to have granted
        --------------------
to them the options, Stock or SARs provided for by the Plan shall be such employees, officers, directors, independent contractors and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

    5.  The Option Price. The exercise price of the Stock covered by each
        ----------------
incentive stock option shall be not less than the per share fair market value of such Stock on the date the option is granted. The exercise price of the Stock covered by each nonqualified stock option shall be as determined by the Committee and shall be not less than 85% of the per share fair market value of such Stock on the date the option is granted. Notwithstanding the foregoing, in the case of a stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in paragraph 3(b), above.

    6.  Terms and Conditions of Options.
        --------------------------------

    (a) Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

    (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that such term shall not be for more than 10 years and that, in the case of an incentive stock option granted to a person possessing more than ten percent of the combined voting power of the Company or an Affiliate, the term shall be for no more than five years.

    (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.

    (d) The Stock Option Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it. Notwithstanding the foregoing, options granted under the Plan must provide for the right of the optionee to exercise the option at the rate of at least 20% per year over 5 years from the date the option is granted.

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    7.  Terms and Conditions of Stock Purchases and Bonuses.
        ----------------------------------------------------

    (a) Each sale or grant of stock pursuant to the Plan will be evidenced by a written Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement executed by the Company and the person to whom such stock is sold or granted.

    (b) The Restricted Stock Purchase Agreement or Restricted Stock Bonus Agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions. Notwithstanding the foregoing, any right of the Company to repurchase stock granted pursuant to a restricted stock purchase or restricted stock bonus at the original purchase price must lapse at the rate of at least 20% per year over 5 years from the date the stock was purchased, which right must be exercised within 90 days of termination of employment for cash or cancellation of purchase money indebtedness for the shares, and if such right is assignable, the assignee must pay the Company upon assignment of the right cash equal to the difference between the original price and fair value if the original purchase price is less than fair value.

    (c) The purchase price of Stock sold hereunder pursuant to a Restricted Stock Purchase Agreement shall be the price determined by the Committee on the date the right to purchase Stock is granted; provided, however that (i) such price shall not be less than 85% of the per share fair market value of such Stock on the date the right to purchase Stock is granted and (ii) in the case of any person who owns Company stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, such price shall be 110% of the per share fair market value of such Stock at the time the right to purchase Stock is granted, or at the time the purchase is consummated.

    8.  Terms and Conditions of SARs. The Committee may, under such terms and
        ----------------------------
conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom such SAR is granted. The SAR agreement may contain such terms, provisions and conditions consistent with this Plan as may be determined by the Committee.

    9.  Use of Proceeds. Cash proceeds realized from the sale of Stock under the
        ---------------
Plan shall constitute general funds of the Company.

    10.  Amendment, Suspension, or Termination of the Plan.
         --------------------------------------------------

    (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the Company's shareholders, and provided further that, except as provided in paragraph 3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of shareholders then sufficient to approve the Plan in the first instance:

         (i) To increase the maximum number of shares subject to incentive stock options issued under the Plan; or

         (ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

    (b) No option may be granted nor any Stock issued under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate on July 31, 2004, unless previously terminated by the Board pursuant to this paragraph 10.

    11.  Assignability. Each option granted pursuant to this Plan shall, during
         -------------
optionee's lifetime, be exercisable only by him, and neither the option nor any right hereunder shall be transferable by optionee by operation of law or otherwise other than by will or the laws of descent and distribution. Stock subject to a Restricted Stock Purchase Agreement or a Restricted Stock Bonus Agreement shall be transferable only as provided in such Agreement.

    12.  Payment Upon Exercise of Options.
         ---------------------------------

    (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the Optionee for a period of at least 6 months, (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a--securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Committee in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Committee's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

    (b) In the event that the exercise price is satisfied by the Committee retaining from the shares of Stock otherwise to be issued to Optionee shares of Stock having a value equal to the exercise price, the Committee may issue Optionee an additional option, with terms identical to this option agreement, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

    13.  Withholding Taxes.
         ------------------

    (a) No Stock shall be granted or sold under the Plan to any participant, and no SAR may be exercised, until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and social security tax withholding obligations,

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including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon exercise of a stock option or lapsing or restriction on stock issued under the Plan, the Company may satisfy its withholding obligations by withholding from the Optionee or requiring the Shareholder to surrender shares of the Company's Stock sufficient to satisfy federal, state, and local income and social security tax withholding obligations.

    (b) In the event that such withholding is satisfied by the Company or the Optionee's employer retaining, from the shares of Stock otherwise to be issued to Optionee shares of Stock having a value equal to such withholding tax, the Committee may issue Optionee an additional option, with terms identical to the option agreement under which the option was received, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

    14.  Restrictions on Transfer of Shares. The Stock acquired pursuant to the
         ----------------------------------
Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the Company's shareholders at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem advisable.

    15.  Corporate Transaction.
         ----------------------

    (a) For purposes of this Section 15, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

         (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

         (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

         (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction.

    (b) In the event of any Corporate Transaction, any option or outstanding SAR shall terminate and any restricted stock shall be reconveyed to or repurchased by the Company immediately prior to the specified effective date of the Corporate Transaction, unless assumed by the successor corporation or its parent company pursuant to options, restricted stock agreements or SARs providing substantially equal value and having substantially equivalent provisions as the options, restricted stock or SARs granted pursuant to this Plan.

    16.  Shareholder Approval. This Plan shall only become effective with regard
         --------------------
to incentive stock options upon its approval by a majority of the shareholders voting (in person or by proxy) at a shareholders' meeting held within 12 months of the Board's adoption of the Plan. The Committee may grant incentive stock options under the Plan prior to the shareholders' meeting, but until shareholder approval of the Plan is obtained, no incentive stock option shall be exercisable.

    17.  Information to Plan Participants. The Company shall provide to each
         --------------------------------
Plan participant, during any period for which said participant has one or more options or SARs or shares acquired pursuant to the Plan outstanding, copies of annual reports of the Company issued during said period.

                               LOGIC VISION, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

          This Agreement is made as of   _____________  (the "Grant Date"),
between LogicVision, Inc. (the "Company") and  ("Optionee").

                                  WITNESSETH:

          WHEREAS, the Company has adopted the 1994 Flexible Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

          WHEREAS, the Company regards Optionee as a valuable employee of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

          1.  Option Grant.  The Company hereby grants to Optionee the right and
              ------------
option to purchase from the Company On the terms and conditions hereinafter set forth, all or any part of an aggregate ________ of shares of the Common Stock of the Company (the "Stock"). This option is intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and qualify as an incentive stock option.

          2.  Option Price.  The purchase price of the Stock subject to this
              ------------
option shall be $_________ per share, which price is not less than the per share fair market value of such Stock as of the Grant Date as determined by the Board of Directors of the Company or a Committee designated by it (the "Committee"), or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used in this Agreement refers to the purchase price of the Stock subject to this option.

          3.  Option Period.  This option shall be exercisable only during the
              -------------
Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 4 and the vesting provisions of paragraph 5. The Option Period shall commence on the Grant Date and except as provided in paragraph 4, shall terminate (the "Termination Date") ten years from the Grant Date; provided, however, that the Option Period for a person possessing more than ten percent of the combined voting power of the Company or an Affiliate shall terminate five years from the Grant Date.

          4.  Limits on Option Period.  The Option Period may end before the
              -----------------------
Termination Date, as follows:

              (a) Optionee ceases to be a bona fide employee of the Company or an Affiliate for any reason other than disability (within the meaning of subparagraph (c)) or death during the Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

              (b) If Optionee dies while in the employ of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 5 on the date of Optionee's death.

              (c) If Optionee's employment is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

              (d) If Optionee is on a leave of absence from the Company or an Affiliate because of his disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment with the Company or an Affiliate, except as the Committee may otherwise expressly provide. However, the option shall cease to qualify as an incentive stock option under the federal tax laws at the end of the three (3)- month period measured from the ninety-first (91st) day of such leave, unless the Optionee's re-employment rights are guaranteed by written contract with the Company or by law.

          5.  Vesting of Right to Exercise Options.  Subject to other
              ------------------------------------
limitations contained in this Agreement, the Optionee shall have the right to exercise the option in accordance with the following schedule:

                                  Additional                   Cumulative
             Date             Shares Exercisable           Shares Exercisable
             ----             ------------------           ------------------

              (a) Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date or sooner termination of this option under paragraph 4 or
7. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares.

              (b) Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

          6.  Method of Exercise.  Optionee may exercise the option with respect
              ------------------
to all or any part of the shares of Stock then subject to such exercise as follows:

              (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash; (ii) a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States; (iii) shares of Stock valued at fair market value and held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, (iv) if authorized for Optionee by the Committee, promissory notes; or (v) in any combination of the foregoing. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any promissory note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a promissory note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

              (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

              (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

          As soon as practicable after receipt of the notice required in paragraph 6(a) and satisfaction of the conditions set forth in paragraphs 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 101 Metro Drive, 3rd Floor, San Jose, California 95110, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

          7.  Corporate Transactions.
              ----------------------

              (a) If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 7 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

              (b) For purposes of this paragraph 7, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                   (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

                   (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                   (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent

     (50%) of the total voting power of the Company immediately after such transaction.

              (c) In the event of any Corporate Transaction, this option shall terminate immediately prior to the specified effective date of the Corporate Transaction, unless assumed by the successor corporation or its parent company pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Agreement.

          8.  Limitations on Transfer.  This option shall, during Optionee's
              -----------------------
lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee, and this option shall thereupon become null and void.

          9.  No Shareholder Rights.  Neither Optionee nor any person entitled
              ---------------------
to exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

          10. NO EFFECT ON TERMS OF EMPLOYMENT.  SUBJECT TO THE TERMS OF ANY
              --------------------------------
WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE COMPANY (OR ITS AFFILIATE WHICH EMPLOYS OPTIONEE) SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

          11.  Notice.  Any notice required to be given under the terms of this
               ------
Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 101 Metro Drive, Third Floor, San Jose, California 95110, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          12.  Lock-Up Agreement.
               -----------------

               (a) Optionee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock

(except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 12.

               (b) Notwithstanding the foregoing, Section 12(a) shall not prohibit Optionee from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 12 hereof. For the purposes of this paragraph, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

               (c) During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 12(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of the Section 12 may not be amended or waived except with the consent of the Lead Underwriter.

          13.  Committee Decisions Conclusive.  All decisions of the Committee
               ------------------------------
upon any question arising under the Plan or under this Agreement shall be conclusive.

          14.  Successors.  This Agreement shall be binding upon and inure to
               ----------
the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

          15.  Early Dispositions.
               ------------------

               (a) Optionee agrees, as partial consideration for the designation of this option as an incentive stock option under Section 422 of the Code, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of this option if such disposition occurs within two (2) years from the Grant Date or within one
     (1) year from the date Optionee purchased such shares by exercise of this option. If the Company is required to withhold an amount for the purpose of income and employment taxes as a result of an early disposition, Optionee acknowledges that it will be required to satisfy the amount of such withholding in a manner that the Company prescribes.

               (b) Each certificate representing the shares of Stock issued upon exercise on an incentive stock option shall bear the following legend:

     THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE ____________. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE.

          16.  California Law.  The interpretation, performance and enforcement
               --------------
of this Agreement shall be governed by the laws of the State of California.

          IN WITNESS WHEREOF, the Company and Optionee have executed this agreement as of the day and year first above written.

                                      LogicVision, Inc.

                                      By:
                                         ------------------------------------
                                              Vinod K. Agarwal, President

                                      OPTIONEE

                                      By:
                                         ------------------------------------

                                      Address:
                                              -------------------------------

                                              -------------------------------

                                  ATTACHMENT A

                               CONSENT OF SPOUSE


          I, __________________________, spouse of ______________________ have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of LogicVision, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the ____________ date _____________ of _______ the _________ signing ________ of
_______ the _________ foregoing ___________ Agreement.



Dated: __________________                 By: __________________________________

                               LogicVision, Inc.

                      NONQUALIFIED STOCK OPTION AGREEMENT

     This Agreement is made as of _____________ (the "Grant Date"), between LogicVision, Inc. (the "Company") and ("Optionee").

                                  WITNESSETH:

     WHEREAS, the Company has adopted the 1994 Flexible Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

     WHEREAS, the Company regards Optionee as a valuable service provider of the Company, and has determined that it would be to the advantage and in the interests of the Company and its shareholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the service of the Company (as defined in the Plan) and as an incentive for increased efforts during such service;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

      1.  Option Grant.  The Company hereby grants to Optionee the right and
          ------------
option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of shares of the Common Stock of the Company (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") nor to qualify as an incentive stock option.

     2.  Option Price.  The purchase price of the Stock subject to this option
         ------------
shall be per share, which price is not less than the per share fair market value of such Stock as of the Grant Date as determined by the Board of Directors of the Company or a Committee designated by it (the "Committee"), or, if Optionee possesses more than ten percent of the combined voting power of the Company or any of its Affiliates, not less than 110 percent of the per share fair market value of the Stock as of the Grant Date as determined by the Committee. The term "Option Price" as used in this agreement refers to the purchase price of the Stock subject to this option.

     3.  Option Period.  This option shall be exercisable only during the
         -------------
Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 4 and the vesting provisions of paragraph 5. The Option Period shall commence on the Grant Date and except as provided in paragraph 4, shall terminate (the "Termination Date") ten years from the Grant Date; provided, however, that the Option Period for a person possessing more than ten percent of the combined voting power of the Company or an Affiliate shall terminate five years from the Grant Date.

     4.  Limits on Option Period.  The Option Period may end before the
         -----------------------
Termination Date, as follows:

     (a) If Optionee ceases to be a bona fide service provider of the Company or an Affiliate for any reason other than disability (within the meaning of subparagraph (c)) or death during the

Option Period, the Option Period shall terminate three months after the date of such cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation as a service provider of the Company.

     (b) If Optionee dies while a service provider of the Company or any of its Affiliates, the Option Period shall end one year after the date of death or on the Termination Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 5 on the date of Optionee's death.

     (c) If Optionee's position as a service provider is terminated by reason of disability, the Option Period shall end one year after the date of Optionee's cessation of employment or on the Termination Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment.

     5.  Vesting of Right to Exercise Options.  This option shall be fully
         ------------------------------------
exercisable at any time on or after the Grant Date. This option may be exercised in whole or in part.

     (a) Any portion of the option may be exercised at any time during the Option Period prior to the Termination Date. No partial exercise of this option may be for less than 5 percent of the total number of shares then available under this option. In no event shall the Company be required to issue fractional shares.

     (b) Notwithstanding the foregoing, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time in any calendar year (under the Plan and any other incentive stock option plans of the Company or its Affiliates) shall not exceed $100,000.

     6.  Method of Exercise.  Optionee may exercise the option with respect to
         ------------------
all or any part of the shares of Stock then subject to such exercise as follows:

     (a) By giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: (i) cash, (ii) a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States; (iii) shares of Stock valued at fair market value; (iv) if authorized for Optionee by the Committee, notes; or (v) in any combination of the foregoing. The shares of Stock shall be valued in accordance with procedures established by the Committee. Any note used to exercise this option shall be a full recourse, interest-bearing obligation containing such terms as the Committee shall determine. If a note is used, the Optionee agrees to execute such further documents as the Committee may deem necessary or appropriate in connection with issuing the note, perfecting a security interest in the Stock purchased with the note, and any related terms or conditions that the Committee may propose. Such further documents may include, not by way of limitation, a security agreement, an escrow agreement, a voting trust agreement and an assignment separate from certificate.

     (b) Optionee (and Optionee's spouse, if any) shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other shareholders of the Company are subject at the time of such exercise.

     (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or his legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

     As soon as practicable after receipt of the notice required in paragraph 6(a) and satisfaction of the conditions set forth in paragraphs 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 101 Metro Drive, 3rd Floor, San Jose, California 95110, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

     7.  Corporate Transactions.
         ----------------------

     (a) If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the price per share. Any adjustment made pursuant to this paragraph 7 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares then subject to this option.

     (b) For purposes of this paragraph 7, a "Corporate Transaction" shall include any of the following stockholder- approved transactions to which the Company is a party:

         (i) a merger or consolidation in which the Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the

     Company's incorporation, or (2) a transaction in which the Company's shareholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

         (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's shareholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

         (iii) any reverse merger in which the Company is the surviving entity but in which the Company's shareholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction,

     (c) In the event of any Corporate Transaction, this option shall terminate immediately prior to the specified effective date of the Corporate Transaction unless assumed by the successor corporation or its parent company, pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted pursuant to this Agreement.

     8.  Limitations on Transfer.  This option shall, during Optionee's
         -----------------------
lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

     9.  No Shareholder Rights.  Neither Optionee nor any person entitled to
         ---------------------
exercise Optionee's rights in the event of his death shall have any of the rights of a shareholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

    10.  NO EFFECT ON TERMS OF MEMBERSHIP IN THE BOARD OF DIRECTORS OF THE
         -----------------------------------------------------------------
COMPANY.  THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH
--------
RESPECT TO CONTINUATION OF RECIPIENT'S MEMBERSHIP IN THE BOARD 0 DIRECTORS OF THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY TO TERMINATE RECIPIENT'S MEMBERSHIP IN THE BOARD OF DIRECTORS OF THE COMPANY AT ANY TIME FOR ANY REASON WITH OR WITHOUT CAUSE.

    11.  Notice.  Any notice required to be given under the terms of this
         ------
Agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 101 Metro Drive,

Third Floor, San Jose, California 95110, and any notice to be given to Optionee shall be addressed to him at the address given by him beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

     12. Lock-Up Agreement.
         -----------------
     (a) Optionee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Optionee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Optionee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 12.

     (b) Notwithstanding the foregoing, Section 12(a) shall not prohibit Optionee from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock either during Optionee's lifetime or on death by will or intestacy to Optionee's immediate family or to a trust the beneficiaries of which are exclusively Optionee and/or a member or members of Optionee's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 12 hereof. For the purposes of this paragraph, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

     (c) During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 12(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of the Section 12 may not be amended or waived except with the consent of the Lead Underwriter.

     13. Committee Decisions Conclusive.  All decisions of the Committee upon
         ------------------------------
any question arising under the Plan or under this Agreement shall be conclusive.

     14. Successors.  This Agreement shall be binding upon and inure to the
         ----------
benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

     15. California Law.  The interpretation, performance and enforcement of
         --------------
this Agreement shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the Company and Optionee have executed this agreement as of the day and year first above written.

                                    LogicVision, Inc.


                                    By ________________________________________
                                                     Vinod K. Agarwal
                                                     President

                                    OPTIONEE


                                    By ________________________________________

                                    Address: __________________________________

                                             __________________________________

                                  ATTACHMENT A

                               CONSENT OF SPOUSE

     I, spouse of have read and approved the foregoing Agreement. In consideration of granting of the right of my spouse to purchase shares of LogicVision, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:_____________________          By: _______________________________________